UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 31, 2006

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                       on behalf of RAMP Series-RS3 Trust
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE                 333-131211-03            41-1955181
      ------------------             -------------            ----------
(State of Other Jurisdiction of       (Commission          (I.R.S. Employer
        Incorporation)                File Number)         Identification No.)


8400 Normandale Lake Blvd.   Suite 250                            55437
  Minneapolis,Minnesota                                         (Zip Code)
(Address of Principal Executive Offices)



Registrant's telephone number, including area code, is (952) 857-7000



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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 8--OTHER EVENTS

Item 8.01.        Other Events.

             On May 9, 2006, the Registrant caused the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates, Series 2006-RS3, Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4,
Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class SB, Class R-I and Class R-II Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of April 1, 2006 (the "Original PSA"), among the Registrant, Residential Funding Corporation, as Master Servicer and JPMorgan Chase Bank, N.A., as Trustee. The mortgage loans were sold to Residential Asset Mortgage Products, Inc. pursuant to an Assignment and Assumption Agreement (the "Assignment and Assumption Agreement"), dated as of May 9, 2006 between Residential Funding Corporation and Residential Asset Mortgage Products, Inc. The Original PSA and the Assignment and Assumption Agreement were filed on Form 8-K with the Securities and Exchange Commission on May 23, 2006

             On August 31, 2006, the Registrant, the Master Servicer and the Trustee entered into Amendment No. 1 to Pooling and Servicing Agreement, attached hereto as Exhibit 10.1/A in order to amend Section 4.07 of the Original PSA.

SECTION 9--FINANCIAL STATEMENT AND EXHIBITS

Item 9.01(d).     Exhibits
                  (a) Not applicable (b) Not applicable (c) Exhibits:

         The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

         10.1/A. Amendment No. 1 to Pooling and Servicing Agreement, dated as of August 31, 2006, among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer and JPMorgan Chase Bank, N.A., as trustee.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.


                                    By: _/s/ Joseph Orning
                                    Name:  Joseph Orning
                                    Title: Vice President


Dated:  September 15, 2006



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                                  EXHIBIT INDEX

Exhibit No.            Description


10.1/A Amendment  No. 1 to Pooling and Servicing  Agreement,  dated as of August
     31, 2006, among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer and JPMorgan Chase Bank, N.A., as trustee